UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 8, 2006
                                                           -----------

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                          1-8712                   62-0721803
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

                                 (864) 271-7733
              (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED][GRAPHIC OMITTED]


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

     Effective May 1, 2006, Douglas A. Pertz was appointed Chief Executive Officer of Harman International Industries, Incorporated. In view of this responsibility, on May 8, 2006, Mr. Pertz tendered his resignation from the Board of Directors of Bowater Incorporated, effective July 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         BOWATER INCORPORATED
                                         (Registrant)


Date:  May 9, 2006                       By:      /s/ Ronald T. Lindsay
                                                 ------------------------------
                                         Name:   Ronald T. Lindsay
                                         Title:  Senior Vice President -
                                                 General Counsel and
                                                 Secretary